UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 11, 2017

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On January 11, 2017, Kosmos Energy Ltd. (“we,” “us,” “our” or “Kosmos”) issued a press release announcing that funds affiliated with The Blackstone Group L.P. (the “Blackstone Group”) and Warburg Pincus LLC (“Warburg Pincus” and, together with the Blackstone Group, our “financial sponsors”) have agreed to sell an aggregate of 30 million of Kosmos’s common shares in a registered underwritten public offering (the “Offering”). We are filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference into this Item 8.01.

The press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

In connection with the Offering, we provided the following information:

Upon completion of the Offering, the financial sponsors will no longer control a majority of the voting power of our issued and outstanding common shares.

At such time, we will accordingly no longer qualify as a “controlled company” for purposes of certain exemptions from The New York Stock Exchange (the “NYSE”) corporate governance standards. As a result, we will be required to have at least one independent director on each of our nominating and corporate governance and compensation committees upon completion of the Offering, a majority of independent directors on those committees within 90 days after the completion of this offering, and fully independent nominating and corporate governance and compensation committees and a majority independent board of directors within one year after the completion of the Offering. We will also be required to perform an annual performance evaluation of our nominating and corporate governance and compensation committees. Prior to the Offering, our board of directors has determined that one of the three members of our nominating and corporate governance committee, one of the three members of our compensation committee, all three members of our audit committee and five of the eleven members of our board of directors are independent for purposes of the NYSE corporate governance standards. Should the Offering be completed and accordingly, we no longer qualify as a “controlled company,” we intend to appoint additional directors or deem certain of our existing directors independent who meet the NYSE independence requirements within the time periods required by the NYSE corporate governance standards.

In addition, on June 20, 2012, the SEC adopted Rule 10C-1 (“Rule 10C-1”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to implement provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act pertaining to compensation committee independence and the role and disclosure of compensation consultants and other advisers to the compensation committee. The NYSE has since adopted amendments to its existing listing standards to comply with provisions of Rule 10C-1, and on January 11, 2013, the SEC approved such amendments. The amended listing standards require, among other things, that:

•                  the nominating/corporate governance and compensation committees be subject to annual performance evaluation;

•                  compensation committees be explicitly charged with hiring and overseeing compensation consultants, legal counsel and other committee advisers; and

•                  compensation committees be required to consider, when engaging compensation consultants, legal counsel or other advisers, certain independence factors, including factors that examine the relationship between the consultant or adviser’s employer and us.

We will be subject to these nominating/corporate governance committee and compensation committee independence requirements following the completion of this Offering as we will no longer qualify as a “controlled company.”

Furthermore, following our financial sponsors’ ceasing to control a majority of the voting power of our issued and outstanding common shares, certain provisions set forth in our bye-laws will take effect and certain provisions set forth in a shareholders agreement among us and our financial sponsors (the “shareholders agreement”) will no longer be effective. Such provisions consist of:

•                  Election of Directors. All of our directors will no longer be elected annually. Instead, our board of directors will be classified into three equally-sized (or as near as possible) classes of directors, with directors in each class serving for a period ending on the date of the third annual meeting of shareholders next following the annual meeting at which such director was elected. Our board of directors will initially apportion sitting directors among the three classes. The terms of the directors initially apportioned to Class I, Class II and Class III will end on the first, second and third annual meeting of shareholders, respectively, following such cessation of control.

•                  Removal of Directors. Our directors will no longer be able to be removed without cause. Instead, our directors will only be able to be removed for cause with the affirmative vote of shareholders holding not less than a majority of the shares then entitled to vote generally in the election of directors, voting together as a single class.

•                  Director Nominees. Our financial sponsors will no longer be required to vote for the election to our board of directors of our chief executive officer and independent directors nominated by our nominating and corporate governance committee and recommended by the board of directors for election by our shareholders at the annual general meeting.

•                  Written Consent of Shareholders. Shareholders holding not less than the minimum number of votes that would be necessary to authorize or take any action required or permitted to be taken at any annual or special meeting of shareholders at which all shares entitled to vote thereon were present and voted will no longer be able to take such action by written consent. Instead, any such action will only be able to be taken upon a vote of shareholders at an annual or special meeting of shareholders duly noticed and called in accordance with our bye-laws and Bermuda law.

To the extent the Offering is not completed, we will remain a “controlled company” for NYSE purposes and our existing bye-laws and shareholders agreement would remain unchanged. However, if we sell additional common shares in the future to raise capital, or issue common shares upon the vesting of restricted stock awards, or if our financial sponsors sell additional common shares they hold in the future, then our financial sponsors may control less than a majority of the voting power of our issued and outstanding common shares as a result of any such transaction and the changes outlined above will be triggered at such time. There can be no assurance that these changes will not be triggered at any time in the future.

In addition, the risk factor below supplements the risks discussed in the “Item 1A. Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015.

Upon completion of the Offering, we will no longer be a “controlled company” within the meaning of the NYSE rules and the rules of the SEC. However, even if we are no longer a “controlled company,” we will continue to qualify for, and may rely on, exemptions from certain corporate governance requirements that would otherwise provide protection to our shareholders during a one-year transition period.

Upon completion of the Offering, funds affiliated with the financial sponsors will no longer control a majority of the voting power of our outstanding common shares.  As a result, we will no longer qualify as a “controlled company” for purposes of certain exemptions from the NYSE corporate governance standards.

We will therefore be required to have at least one independent director on each of our nominating and corporate governance and compensation committees upon completion of the Offering, a majority of independent directors on those committees within 90 days after the completion of the Offering, and fully independent nominating and corporate governance and compensation committees and a majority independent board of directors within one year after the completion of the Offering. We will also be required to perform an annual performance evaluation of our nominating and corporate governance and compensation committees. Prior to the Offering, our board of directors has determined that one of the three members of our nominating and corporate governance committee, one of the three members of our compensation committee, all three members of our audit committee and five of the eleven members of our board of directors are independent for purposes of the NYSE corporate governance standards. Should the Offering be completed and we no longer qualify as a “controlled company,” we intend to appoint additional directors or deem certain of our existing directors independent who meet the NYSE independence requirements within the time periods required by the NYSE corporate governance standards.

In addition, on June 20, 2012, the SEC adopted Rule 10C-1 under the Exchange Act to implement provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act pertaining to compensation committee independence and the role and disclosure of compensation consultants and other advisers to the compensation committee. The NYSE has since adopted amendments to its existing listing standards to comply with provisions of Rule 10C-1, and on January 11, 2013, the SEC approved such amendments. The amended listing standards require, among other things, that:

•                  the nominating/corporate governance and compensation committees be subject to annual performance evaluation;

•                  compensation committees be explicitly charged with hiring and overseeing compensation consultants, legal counsel and other committee advisers; and

•                  compensation committees be required to consider, when engaging compensation consultants, legal counsel or other advisers, certain independence factors, including factors that examine the relationship between the consultant or adviser’s employer and us.

We will be subject to these nominating/corporate governance committee and compensation committee independence requirements following the completion of the Offering as we will no longer qualify as a “controlled company.”

Should we be unable to comply with these NYSE and SEC requirements during the time periods required, we may be subject to enforcement action or disciplinary action from the SEC and/or NYSE, and may risk delisting from the NYSE. Any such actions may have an adverse effect on our business, financial condition and results of operations.”

To the extent the Offering is not completed, we will remain a “controlled company” for NYSE purposes and our existing bye-laws and shareholders agreement would remain unchanged. However, if we sell additional common shares in the future to raise capital, or issue common shares upon the vesting of restricted stock awards, or if our financial sponsors sell additional common shares they hold in the future, then our financial sponsors may control less than a majority of the voting power of our outstanding common shares as a result of any such transaction and the changes outlined above will be triggered at such time. There can be no assurance that these changes will not be triggered at any time in the future.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.  Our forward-looking statements are mainly based on our current expectations and estimates of future events and trends, which affect or may affect our businesses and operations, or of preliminary results of past performance which are yet to be finalized.

Although we believe that these forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to us. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “intend,” “expect,” “estimate,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in our other filings with the U.S. Securities and Exchange Commission.  We undertake no obligation and do not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01             Financial Statements and Other Exhibits.

Exhibit No.	Description
99.1	Press release dated January 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2017

KOSMOS ENERGY LTD.

	By:	/s/ Thomas P. Chambers
Thomas P. Chambers
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 11, 2017.